Exhibit 10.12

                             MEDTOX SCIENTIFIC, INC.
                              AMENDED AND RESTATED
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                         effective as of January 1, 1994

                                    ARTICLE I

Purpose

         This Stock Option Plan for Non-Employee Directors (the "Plan") is designed to advance the interest of MEDTOX Scientific, Inc. (the "Company") and its stockholders by providing an incentive to members of the Board of Directors of the Company (the "Board") who are not full-time or part-time employees of the Company or its parent or subsidiaries ("Non-Employee Directors") to continue in the service of the Company and by creating a direct interest of such Non-Employee Directors in the future success of the Company's operations by granting to such persons options to acquire shares of the common stock of the Company, par value $.15 per share (the "Common Stock"). As used herein, "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code") and "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

                                   ARTICLE II

Administration

         The Plan shall be administrated by a Stock Option Committee of the Company (the "Committee") appointed by the Board from among its members which shall consist of not less than two Non-Employee Directors who are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

         The Committee shall hold its meetings at such times and places as it may determine, with a majority of the Committee constituting a quorum. Any action which the Committee has the power to take at a meeting may be taken by the Committee without a meeting if all the members of the Committee give their consent to such action in writing.

                                   ARTICLE III

Stock

         The shares to be optioned under the Plan ("Option Shares") shall be shares of authorized but unissued Common Stock of the Company or previously issued shares of Common Stock reacquired by the Company. The total number of shares of Common Stock subject to awards of nonqualified stock options ("Options") granted under the Plan shall not exceed in the aggregate 300,000, except as such number of shares shall be adjusted in accordance with the provisions of Articles XI and XII hereof. The Options granted under the plan are not intended to qualify as incentive stock options under section 422 of the Code. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Option Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for the grant of other Options under the Plan.

                                   ARTICLE IV

Eligibility of Participants

         Each Non-Employee Director shall be eligible to receive Options in accordance with the provisions of the Plan.

                                    ARTICLE V

Initial Awards

         Upon the initial election or appointment of a Non-Employee Director (a "New Non-Employee Director"), the Committee may in its discretion grant such New Non-Employee Director an Option (the "Initial Award") to acquire any number of shares of Common Stock of the Company at such price and on such terms as determined by the Committee in its sole discretion; provided, however, that no Option so granted may be exercised more than ten years after the date of grant. Notwithstanding any language in the Plan to the contrary, the provisions of Articles VI an through VIII of the Plan shall not apply to an Initial Award. Any New Non-Employee Director receiving an Initial Award shall be ineligible to serve on the Committee for a period of at least one year after the date of grant (or such shorter period as may be permitted by rule 16b-3 under the exchange
Act).

                                   ARTICLE VI

Annual Awards

         On January 1st of each year commencing on January 1, 1994, each Non-Employee Director shall be granted an option (the "Annual Award") for a number of shares of Common Stock determined by dividing $10,000 by the Option Price determined in accordance with Article VII hereof, subject to adjustment as provided in Articles XI and XII below. Notwithstanding the foregoing, any Non-Employee Director may take an irrevocable election not to receive an Annual Award provided that the election is contained in a written notice provided to the Committee not later than June 30th of the year preceding the date of the Annual Award to which the election pertains. In the event that the number of shares available for grants under the Plan is insufficient to grant the number of Options determined as provided above to each Non-Employee Director electing to receive an Annual Award, Options for the remaining number of shares of Common Stock available for grant under the Plan shall be granted in equal amounts to each Non-Employee Director who elected to receive the Annual Award.

         Upon the grant of each Annual Award, the Company and the Non-Employee Director shall enter into an option agreement which shall specify the date of the grant and the Option Price and shall include or incorporate by reference the substance of all the provision set forth in Articles VII through X below and such other provisions consistent with the plan as the Committee may determine. The Committee shall have no discretion to select the Non-Employee Directors who will receive Annual Awards or to determine the number of Option Shares covered by such Annual Award, the Option Price per Option Share, the circumstances under which an Annual Award may be granted, or the period within which Options granted pursuant to Annual Awards may be exercised or to alter any other terms or conditions in the Plan with respect to Annual Awards to Non-Employee Directors, except for administering the Plan subject to the express provisions of the Plan.

                                   ARTICLE VII

Option Price

         The per share Option exercise price (the "Option Price") for all Options granted pursuant to Annual Awards under the Plan shall be the fair market value of the shares of Common Stock of the Company on the date the Annual Award is granted. If the Common Stock is listed for trading on any national securities exchange, then the "fair market value" shall be the closing sales price of the Common Stock on such exchange on the date of grant. If the Common Stock is not listed for trading on a national securities exchange, but is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), then the "fair market value" shall be the average of the closing bid and asked prices quoted on NASDAQ on the date of grant. If the Common Stock is neither listed on any national securities exchange nor quoted on NASDAQ, but is traded in the over-the-counter market, then the "fair market value" shall be the average closing bid and asked prices on the date of grant provided by any market maker in the Common Stock selected by the Company to provide quotations for this purpose. If there is no market maker in the Common Stock, the fair market value shall be the last sales price of the Common Stock on the date of grant. In the event on any date of grant of options there is no sale of at least 100 shares of Common Stock, the sale price or the bid and asked prices on the last day on which there was a sale of at least 100 shares of Common Stock shall be used to determine "fair market value."

                                  ARTICLE VIII

Exercise and Term of Options

         An Option granted pursuant to an Annual Award shall not be exercisable unless: (a) the Option has vested as provided below; (b) the person exercising the Option has been at all times during the period, beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director, except that (i) in the event an optionee ceases to be a director for any reason, his Option granted pursuant to an Annual Award shall terminate and may not be exercised after the expiration of thirty (30) days after such termination, and (ii) if an optionee shall die holding an Option granted pursuant to an Annual Award that has not been fully exercised, his executors, administrators, heirs, or distributees, as the case may be, may, at any time within three (3) months after the date of such death, exercise the Option with respect to any Option Shares as to which the descendent could have exercised the Option at the time of his death; (c) payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise in United States dollars by cash or check; and (d) payment in full is made for any withholding obligation as provided in Article IX below.

          Any other provision of the Plan notwithstanding, no Option granted pursuant to an Annual Award shall be exercised after the date ten years from the date of grant of such Annual Award, subject to earlier termination as provided above.

          Except for Options granted pursuant to Annual Awards made prior to October 28, 1992, Options granted pursuant to Annual Awards under the Plan shall become vested in four (4) equal quarterly installments on the last day of March, June, September and December of the year during which the Annual Award is granted if, on such dates, the Non-Employee Director remains a member of the Board. If, prior to any such vesting date, the Non-Employee Director ceases to be a member of the Board, the Option granted pursuant to the Annual Award which would have vested on that date shall terminate on the date the Non-Employee Director ceases to be a member of the Board.

                                   ARTICLE IX

Payment of Shares

         Payment of the Option Price for Option Shares shall be made in full upon exercise of the Option. Any rights of the Non-Employee Director to exercise an Option shall be conditioned upon the Non-Employee Director forwarding to the Company, in addition to the Option Price of the Option Shares, cash payment of an amount equal to the amount of the Company is required by law or regulation of any governmental authority, whether federal, state, or local, domestic or foreign, to withhold in connection with such exercise of the Option, as determined by the Committee in its discretion. The amount of such payment shall be communicated to the Non-Employee Director as soon as practicable following receipt by the Company of the Non-Employee Director's notice of exercise.


                                    ARTICLE X

Non-Transferability of Option

No Option under the Plan shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by the optionee.

                                   ARTICLE XI

Adjustment for Changes in Capitalization

         If the number of Shares of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock divided, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. No fractional shares of stock shall be issued under the Plan on of account of any adjustment specified above.

                                   ARTICLE XII

Rights Upon Reorganization, Merger, or Consolidation

         Upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company to another corporation, provision shall be made in connection with such transaction for the assumption of the Plan and the Options theretofore granted by the successor corporation. Provision may, alternatively, be made for the substitution for such Options of new options of the successor corporation or a Parent or Subsidiary thereof. In any such case, appropriate adjustment as to the number and kind of shares and the per share exercise prices shall be made. No fractional shares of stock shall be issued under the Plan on account of any adjustment specified above.

                                  ARTICLE XIII


No Obligation to Exercise Option

The granting of an Option shall impose no obligation on the recipient to exercise such Option.

                                   ARTICLE XIV

Right as a Stockholder

         An optionee or a permitted transferee of an Option shall have no right as stockholder with respect to any Option Shares covered by his Option until such person shall have become the holder of such Option Shares, and such person shall not be entitled to any dividends or distributions of other rights in respect of such Option Shares for which the record date is prior to the date on which such person shall have become the holder of record thereof.

                                   ARTICLE XV

Regulatory Matters

         Every Option under the Plan is granted upon the express condition that the inability of the Company to comply with, or any delay in complying with, any laws, rules or regulations governing the issuance of Option Shares necessary to satisfy such Option (including but not limited to complying with the securities Act of 1933, as amended (the "Act") and all rules and regulations promulgated thereunder), the fulfillment of which condition is deemed necessary by counsel for the Company to the lawful issuance or transfer of any such shares, shall relieve the Company of any liability for the non-issuance or non-transfer, or any delay in the issuance or transfer of such shares. Further, it is the intention of the Company that the Plan comply in all respects with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). If any Plan provisions is found not to be in compliance with Rule 16b-3, the provision shall be deemed null and void.

                                   ARTICLE XVI

Amendments or Discontinuance of the Plan

         The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that except as provided in Articles XI and XII above, the Board may not, without further approval by the stockholders of the Company, increase the maximum numbers of shares of Common Stock as to which Options may be granted under the Plan, reduce the Option Price described in Article VII above, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Option theretofore granted without such Non-Employee Director's written consent. Notwithstanding the foregoing, the Plan may not be amended to change the amount, price or timing of the Initial and Annual Awards until at least six months (or such longer or shorter period required by Rule 16b-3) after the date of the last preceding amendment except to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder.

                                  ARTICLE XVII

Miscellaneous Provisions

(a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan.

(b) It shall be the obligation of the Non-Employee Director (or any beneficiary or person entitled to act under Article VII) to pay the Company, promptly upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local, or foreign income or other taxes

(c)      The expenses of the Plan shall be borne by the Company.

                                  ARTICLE XVIII

Termination

         This Plan shall determinate upon the adoption of a resolution of the Board terminating the Plan. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan except that upon the dissolution or liquidation of the Company, this Plan and the Options issued hereunder shall terminate.

                                   ARTICLE XIX

Effectiveness

          The Plan was initially adopted by the stockholders of the Company on October 24, 1989, and amendments to the Plan were approved by the stockholders on October 30, 1991 and October 28, 1992. This amendment and restatement of the Plan shall be effective as of January 1,1994 (the "Effective Date"), subject to approval by the shareholders of the Company within twelve (12) months thereafter. All Options granted under the Plan prior to the Effective Date shall continue to be subject to the provisions of the Plan as in effect on the date of grant. All Options granted under the Plan on or after the Effective Date shall be subject to the provisions of this amendment and restatement of the Plan.